EX-99.5.a.

Allianz Life Insurance Company
of North America
Allianz Retirement AdvantageSM Variable Annuity Application
[DA____________________]
1.	Account registration

Ownership is	[■ Individual/Joint	■ Qualified plan	■ Custodian	■ Trust (Include the date of trust in the name.)
	■ UT/UGM	■ Other]

Owner
Individual Owner first name		MI	Last name	Jr., Sr., III
Non-individual owner name (Attach Non- Individual Ownership form or Qualified Plan Acknowledgement form if applicable.)
Social Security Number or Tax ID Number
Mailing address			Email address
City		State	ZIP code	Home telephone number
Street address (required if a P.O. Box was used for mailing address)
City		State	ZIP code	Cell phone number
Gender	■ Male	Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
	■ Female			■ Yes (Attach W8 BEN) ■ No

Joint Owner
First name		MI	Last name	Jr., Sr., III
Mailing address				Email address
City			State	ZIP code	Home telephone number
Gender		Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
■ Male	■ Female			■ Yes (Attach W8 BEN) ■ No
Relationship to Owner				Social Security Number

Annuitant (Complete if different from Owner.)
First name		MI	Last name		Jr., Sr., III
Mailing address				Email address
City			State	ZIP code	Home telephone number
Street address (required if a P.O. Box was used for mailing address)
City			State	ZIP code	Cell phone number
Gender		Social Security Number	Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
■ Male	■ Female				■ Yes (Attach W8 BEN) ■ No

F80000	Page 1 of [8]	(9/2012)

2.	Purchase Payment (This section must be completed.) Make check(s) payable to Allianz Life Insurance Company of North America (Allianz).
Include replacement forms if required
Method of Payment (Select all that apply)

■ Purchase Payment enclosed with application. Amount enclosed: $________________________
Plan type at prior financial institution or contribution instructions:
Qualified	Nonqualified
■ IRA	■ Other nonqualified payment
■ 401 plan
■ Other______________________________	Roth
■ Contribution to IRA for year________________________	■ Contribution to Roth IRA for year_____________________
■ Roth IRA

■ This Contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer, or mutual fund redemption facilitated by Allianz. (Always include transfer forms)        Expected Amount: $___________________

■ This Contract will be funded by funds not requested or facilitated by Allianz. Expected amount: $___________________

Plan type at prior financial institution or contribution instructions:
Qualified	Nonqualified
■ IRA	■ 1035 exchange
■ 401 plan	■ Other nonqualified payment
■ Other______________________________	Roth
■ Contribution to IRA for year________________________	■ Contribution to Roth IRA for year_____________________
■ Roth IRA

3.	Plan specifics (This section must be completed to indicate how this Contract should be issued.)
These are the only available options.
Nonqualified:	■
Qualified IRA:	■	IRA	■	Roth IRA	■	SEP IRA	■	Roth conversion
Qualified plans:	■	401	■	401 one person defined benefit

4.	Investment Option transfer authorization

■ Yes
Electronic and Telephone Authorization – Allianz accepts allocation and transfer instructions by electronic and telephone notification. By checking “yes,” I am authorizing and directing Allianz to act on telephone or electronic instructions from me as well as my Financial Professional and/or anyone authorized by him/her to transfer Contract Values among the Investment Options. If the box is not checked, electronic and telephone instructions will be accepted only from me, the Owner. Allianz will use reasonable procedures to confirm that these electronic and telephone instructions are genuine. As long as these procedures are followed, the company and its officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost arising from unauthorized or fraudulent instructions. We reserve the right to deny any electronic or telephonic transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.

5.	Replacement (This section must be completed.)

Do you have existing life insurance or annuity contracts? . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	■ Yes	■ No
Will the annuity contract applied for replace or change existing contracts or policies? . . . . .	■ Yes	■ No

Notice to Financial Professional: If the Owner does have existing life insurance policies or annuity contracts and the application is being written in an NAIC replacement model state, Allianz requires that you must present and read to the Owner the Replacement of Life Insurance or Annuity form and return the notice, signed by both the Financial Professional and Owner, with the Application. Any required replacement forms must be signed and dated the date of the application or earlier.

F80000	Page 2 of [8]	(9/2012)

[6.	Covered Person(s) (This section must be completed.)]

Must select only one. [Single or joint Lifetime Income Payments] must be selected at issue even if you do not allocate any purchase payment to the Retirement Protection Account. Retirement Protection Account fees only apply if you allocate purchase payments or make transfers to the Retirement Protection Account.

■	Single Lifetime Income Payments:
Name ______________________________________________________________________________________________
This person is: (check one)	■ Owner	■ Joint Owner	■ Annuitant, if owned by a non-individual
Date of birth ___/___/___	Gender:	■ Male ■ Female

Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■ Driver’s license	■ Certificate of birth	■ Passport	■ Other______________________________
OR
■	Joint Lifetime Income Payments:
First Covered Person’s name
Date of birth ___/___/___	Gender:	■ Male ■ Female	Social Security Number:__________________________

Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■ Driver’s license	■ Certificate of birth	■ Passport	■ Other______________________________
This person is: (check one)	■ Owner
■ Joint Owner
■ Annuitant, if owned by a non-individual
■ Sole primary Beneficiary (individually owned qualified and nonqualified)
■ Sole contingent Beneficiary (401 qualified plan, custodial IRA)
Second Covered Person’s name ___________________________________________________________________________
Relationship to first Covered Person: ________________________________________________________________________
Date of birth ___/___/___	Gender:	■ Male ■ Female	Social Security Number:__________________________

Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■ Driver’s license	■ Certificate of birth	■ Passport	■ Other______________________________
This person is: (check one)	■ Owner
■ Joint Owner
■ Annuitant, if owned by a non-individual
■ Sole primary Beneficiary (individually owned qualified and nonqualified)
■ Sole contingent Beneficiary (401 qualified plan, custodial IRA)

F80000	Page 3 of [8]	(9/2012)

[7.	Account Selection and Allocation Percentages (This section must be completed. You must select only one)]

[ ■ Heritage Account
[•       You must select this option if you also selected a Qualified Contract option in Section 3.]
•       Of total Purchase Payments received, indicate percentage to be allocated to the Heritage Account and Retirement Protection Account.
•       Allocations to the Heritage Account and Retirement Protection Account must be whole percentages which total 100%.

Heritage Account________%	Retirement Protection Account_______%]
[OR]

[ ■ Portfolio Choice Account
•       The Portfolio Choice Account does not include a death benefit. By selecting this option you are opting out of the Heritage Death Benefit.
[•       You may select this option if you also selected the Nonqualified Contract option in Section 3.]
•       Of total Purchase Payments received, indicate percentage to be allocated to the Portfolio Choice and Retirement Protection Account.
•       Allocations to the Portfolio Choice Account and Retirement Protection Account must be whole percentages which total 100%.

Portfolio Choice Account________%	Retirement Protection Account_______%]

[8.]	Investment Option allocations

Up to [15] Investment Options may be selected in each Account. Allocations must be in whole percentages (e.g. 33.3% or dollars are not permitted).

I acknowledge that my allocations to the Investment Options in the Retirement Protection Account are restricted and that Allianz will reallocate my Retirement Protection Account Value in accordance with the asset allocation provisions in the Contract.

Retirement Protection Account
This section must be completed if Retirement Protection Account percentage is greater than 0% in Section 7.
Group 1 Investment Options
Small Cap	Specialty
___% AZL® Small Cap Stock Index Fund	___% AZL® Morgan Stanley Global Real Estate Fund
Intermediate-Term Bonds	___% AZL® Schroder Emerging Markets Equity Fund
___% PIMCO VIT Emerging Markets Bond Portfolio	___% PIMCO VIT CommodityRealReturn® Strategy Portfolio
Group 2 Investment Options
Mid Cap	Large Value
___% AZL® Mid Cap Index Fund	___% AZL® Russell 1000 Value Index Fund
Large Growth	Specialty
___% AZL® Russell 1000 Growth Index Fund	___% AZL® Gateway Fund
International Equity	___% BlackRock Global Allocation V.I. Fund
___% AZL® International Index Fund	___% PIMCO VIT Global Multi-Asset Portfolio
Group 3 Investment Options
High-Yield Bonds	Intermediate-Term Bonds (continued)
___% Franklin High Income Securities Fund	___% PIMCO VIT Total Return Portfolio
___% PIMCO VIT High Yield Portfolio	___% Templeton Global Bond Securities Fund
Intermediate-Term Bonds	Cash Equivalent
___% Franklin U.S. Government Fund	___% AZL® Money Market Fund
___% PIMCO VIT Global Bond Portfolio (Unhedged)	Specialty
___% PIMCO VIT Real Return Portfolio	___% PIMCO VIT Unconstrained Bond Portfolio

Total of _______% (must equal 100% for this account only)

F80000	Page 4 of [8]	(9/2012)

[8.]	Investment Option allocations (continued)

Up to [15] Investment Options may be selected in each Account. Allocations must be in whole percentages (e.g. 33.3% or dollars are not permitted).

I acknowledge that my allocations to the Investment Options in the Heritage Account are restricted and that Allianz will reallocate my Heritage Account Value in accordance with the asset allocation provisions in the Contract.

Heritage Account
This section must be completed if Heritage Account percentage is greater than 0% in Section 7.
Group 1 Investment Options
Small Cap	Specialty
___% AZL® Small Cap Stock Index Fund	___% AZL® Morgan Stanley Global Real Estate Fund
Intermediate-Term Bonds	___% AZL® Schroder Emerging Markets Equity Fund
___% PIMCO VIT Emerging Markets Bond Portfolio	___% PIMCO VIT CommodityRealReturn® Strategy Portfolio
Group 2 Investment Options
Mid Cap	Large Value
___% AZL® Mid Cap Index Fund	___% AZL® Russell 1000 Value Index Fund
Large Growth	Specialty
___% AZL® Russell 1000 Growth Index Fund	___% AZL® Gateway Fund
International Equity	___% BlackRock Global Allocation V.I. Fund
___% AZL® International Index Fund	___% PIMCO VIT Global Multi-Asset Portfolio
Group 3 Investment Options
High-Yield Bonds	Intermediate-Term Bonds (continued)
___% Franklin High Income Securities Fund	___% PIMCO VIT Total Return Portfolio
___% PIMCO VIT High Yield Portfolio	___% Templeton Global Bond Securities Fund
Intermediate-Term Bonds	Cash Equivalent
___% Franklin U.S. Government Fund	___% AZL® Money Market Fund
___% PIMCO VIT Global Bond Portfolio (Unhedged)	Specialty
___% PIMCO VIT Real Return Portfolio	___% PIMCO VIT Unconstrained Bond Portfolio

Total of _______% (must equal 100% for this account only)

F80000	Page 5 of [8]	(9/2012)

[8.]	Investment Option allocations (continued)

Up to [15] Investment Options may be selected in each Account. Allocations must be in whole percentages (e.g. 33.3% or dollars are not permitted).

Portfolio Choice Account
This section must be completed if Portfolio Choice Account percentage is greater than 0% in Section 6.
Asset Allocation	Small Cap (continued)
___% AZL FusionSM Balanced Fund	___% AZL® Oppenheimer Discovery Fund
___% AZL FusionSM Conservative Fund	___% AZL® Small Cap Stock Index Fund
___% AZL FusionSM Growth Fund	___% Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
___% AZL FusionSM Moderate Fund	International
___% AZL® Franklin Templeton Founding Strategy Plus Fund	___% AZL® International Index Fund
___% AZL® Invesco Equity and Income Fund	___% AZL® Invesco International Equity Fund
___% BlackRock Global Allocation V.I. Fund	___% AZL® JPMorgan International Opportunities Fund
___% Franklin Income Securities Fund	___% AZL® NFJ International Value Fund
___% Franklin Templeton VIP Founding Funds Allocation Fund	___% Lazard Retirement International Equity Portfolio
___% AZL® Invesco V.I Balanced –Risk Allocation Fund	___% MFS VIT II International Value Portfolio
___% Ivy Funds VIP Asset Strategy Portfolio	___% Oppenheimer International Growth Fund/VA
___% Legg Mason Dynamic Multi-Strategy VIT Portfolio	___% PIMCO EqS Pathfinder Portfolio
___% PIMCO VIT All Asset Portfolio	___% Templeton Growth Securities Fund
___% PIMCO VIT Global Multi-Asset Portfolio	Fixed Income
Large Cap Value	___% Fidelity VIP Strategic Income Portfolio
___% AZL® Davis New York Venture Fund	___% Franklin High Income Securities Fund
___% AZL® Invesco Growth and Income Fund	___% Franklin Strategic Income Securities Fund
___% AZL® MFS Value Fund	___% Franklin U.S. Government Fund
___% AZL® Russell 1000 Value Index Fund	___% JPMorgan Insurance Trust Core Bond Portfolio
___% BlackRock Equity Dividend V.I. Fund	___% MFS VIT Research Bond Portfolio
___% Mutual Shares Securities Fund	___% PIMCO VIT Global Bond Portfolio (Unhedged)
___% T. Rowe Price Equity Income Portfolio	___% PIMCO VIT High Yield Portfolio
Large Cap Core	___% PIMCO VIT Total Return Portfolio
___% AZL® JPMorgan U.S. Equity Fund	___% Templeton Global Bond Securities Fund
___% AZL® MFS Investors Trust Fund	Cash Equivalent
___% AZL® S&P 500 Index Fund	___% AZL® Money Market Fund
___% Dreyfus VIF Appreciation Portfolio	Specialty/Alternative
___% Franklin Rising Dividends Securities Fund	___% AZL® Gateway Fund
Large Cap Growth	___% AZL® Morgan Stanley Global Real Estate Fund
___% AZL® BlackRock Capital Appreciation Fund	___% AZL® Schroder Emerging Markets Equity Fund
___% AZL® Dreyfus Research Growth Fund	___% Eaton Vance VT Floating-Rate Income Fund
___% AZL® Russell 1000 Growth Index Fund	___% Fidelity VIP Emerging Markets Portfolio
___% Ivy Funds VIP Growth Portfolio	___% PIMCO VIT CommodityRealReturn® Strategy Portfolio
___% Legg Mason ClearBridge Variable Aggressive Growth Portfolio	___% PIMCO VIT Emerging Markets Bond Portfolio
___% T. Rowe Price Blue Chip Growth Portfolio	___% PIMCO VIT Real Return Portfolio
Mid Cap	___% PIMCO VIT Unconstrained Bond Portfolio
___% AZL® Columbia Mid Cap Value Fund	Specialty/Sector
___% AZL® Mid Cap Index Fund	___% Ivy Funds VIP Energy Portfolio
___% AZL® Morgan Stanley Mid Cap Growth Fund	___% Ivy Funds VIP Global Natural Resources Portfolio
___% Fidelity VIP Mid Cap Portfolio	___% Ivy Funds VIP Science and Technology Portfolio
___% Invesco Van Kampen V.I. American Value Fund	___% MFS VIT Utilities Portfolio
___% Ivy Funds VIP Mid Cap Growth Portfolio	___% T. Rowe Price Health Sciences Portfolio
Small Cap
___% AZL® Allianz AGIC Opportunity Fund
___% AZL® Columbia Small Cap Value Fund
___% AZL® Federated Clover Small Value Fund	Total of _______% (must equal 100% for this account only)

F80000	Page 6 of [8]	(9/2012)

[9.	Beneficiary designation (If additional space is needed, attach a complete list signed and dated by Owner(s).)

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship		Date of birth (mm/dd/yyyy)

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship		Date of birth (mm/dd/yyyy)

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship		Date of birth (mm/dd/yyyy)

Non-individual Beneficiary information
■ Qualified plan	■ Custodian ■ Trust (Include the date of trust in the name.)		■ Charitable Trust	■ Other_______________
Name of plan, custodian, trust, etc:
■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent

[10].	Financial Professional

By signing below, the Financial Professional certifies to the following:

•	I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus.
•	The Owner statement regarding existing policies or annuity contracts is true and accurate to the best of my knowledge and belief.
•	The Owner statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
•	I have provided the Owner with all appropriate disclosure and replacement requirements prior to the completion of this application.
•	If this is a replacement, include a copy of each disclosure statement and a list of companies involved.
•
I hereby certify that I only used sales materials that were previously approved by Allianz in my presentation. I further certify that I left a copy of all sales material used during my presentation with the Owner.

Financial Professional’s signature (primary contact)		B/D Rep. ID

Financial Professional’s first and last name (primary contact) (please print)		Percent split

Financial Professional’s signature (split case)		B/D Rep. ID

Financial Professional’s first and last name (please print) (split case)		Percent split

Financial Professional’s signature (split case)		B/D Rep. ID

Financial Professional’s first and last name (please print) (split case)		Percent split

Financial Professional’s address		Registered Representative’s telephone number

Financial Professional’s preferred method of contact	■ Phone number	■ Email address
Broker/dealer name (please print)		Authorized signature broker/dealer (if required)

F80000	Page 7 of [8]	(9/2012)

[11].	Statement of Owner
The following states require Owners to read and acknowledge the statement for your state below.

Arkansas, District of Columbia, Louisiana, Massachusetts and Rhode Island: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

 Maine, Ohio, and West Virginia: Any person who knowingly, intends to defraud an insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits the crime of fraud and may be subject to criminal prosecution and civil penalties. In ME, additional penalties may include imprisonment, fines, or denial of insurance benefits. In ME, State Premium Tax is 2%.

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

Kentucky and New Mexico: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime. In NM, this activity subjects such person to criminal and civil penalties.

Oklahoma: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

Washington: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

By signing below, the Owner acknowledges the applicable statements mentioned above and agrees to the following:

•
I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals.

•
I understand that the Contract Value may increase or decrease depending on the investment results of the variable Investment Options, and that under the [Portfolio Choice Account] there is no guaranteed minimum [Portfolio Choice Account Value]. Any guarantees provided by the [Heritage Account] and [Retirement Protection Account] are outlined in my Contract and prospectus.

•	To the best of my knowledge and belief, all statements and answers in this application are complete and true.

•	No representative is authorized to modify this agreement or waive any Allianz rights or requirements.

For information on current Contract features, restrictions or charges please review with your Financial Professional.

The statement of additional information is available at [www.allianzlife.com].

_______________________________________________	______________________________________________________
Owner signature	Joint Owner signature

Signed at (City, State)	Signed date
Trust:_________________________________	as trustee of the :______________________________	____________________
Trustee’s signature	Trust name (printed)	Signed date
Power-of Attorney:_______________________	by :_________________________________________	____________________
Contract owner’s name	Attorney-in-fact signature	Signed date
Mailing information

Please call Allianz with any questions at [800.624.0197].

Mailing information

Applications that HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of North America
NW 5989	NW 5989 Allianz
PO Box 1450	1350 Energy Lane, Ste. 200
Minneapolis, MN 55485-5989	St. Paul, MN 55108-5254
Applications that DO NOT HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of North America
PO Box 561	5701 Golden Hills Drive
Minneapolis, MN 55440-0561	Golden Valley, MN 55416-1297

F80000	Page 8 of [8]	(9/2012)